UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
December 17, 2008

NORTHROP GRUMMAN CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16411	No. 95-4840775
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1840 Century Park East, Los Angeles, California 90067
(Address of Principal Executive Offices)
(310) 553-6262
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.02(e)
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.2
EX-10.3
EX-10.4

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.02(e)
Change In Control Agreement
Northrop Grumman Corporation (the “Company”) entered into a new change-in-control agreement with Ronald D. Sugar, Chairman and Chief Executive Officer of the Company, on December 17, 2008, in the form of the January 2009 Special Agreement attached as Exhibit 10.1 to the Company’s Form 8-K dated November 7, 2008 and filed with the SEC on November 13, 2008, and incorporated herein by reference. The January 2009 Special Agreement is effective January 1, 2009 and will supersede and replace the Northrop Grumman Corporation March 2004 Special Agreement between the Company and Dr. Sugar. The January 2009 Special Agreement includes the following changes applicable to Dr. Sugar:
•	Changes to comply with Section 409A of the U.S. Internal Revenue Code

•	Elimination of lump-sum value for any perquisites

•	Change in the definition of bonus for severance from the highest of the last three years earned to the target bonus in the year of the change in control

•	Amendments related to compliance with Section 162(m) of the U.S. Internal Revenue Code
Termination of Employment Agreement of Ronald D. Sugar
On December 17, 2008, Dr. Sugar executed a letter agreement (the “Letter Agreement”) confirming a mutual agreement between Dr. Sugar and the Company to terminate his Employment Agreement with the Company dated February 19, 2003. The Letter Agreement, attached hereto as Exhibit 10.2, supersedes all prior agreements regarding Dr. Sugar’s employment matters, terminates all rights and obligations under or pursuant to the Employment Agreement, and shall become effective on December 31, 2008. In addition, it includes a provision providing Dr. Sugar “retirement” treatment of his equity grants in the event he is terminated without Cause (as such term is defined in his equity grant certificates) before he has ten years of service with the Company for purposes of the Northrop Grumman 2001 Long-Term Incentive Stock Plan (LTISP).
Amendment to Letter Agreement and to Supplemental Retirement Replacement Plan of James F. Palmer
On December 17, 2008, the Company entered into an Amendment to Letter Agreement with James F. Palmer, Corporate Vice President and Chief Financial Officer of the Company, to amend certain terms in Sections 5, 9, 10, 11, 13 and 14 of his offer letter agreement with the Company dated February 1, 2007, which was filed as Exhibit 10(3) to the Company’s Form 10-Q for the quarter ended March 31, 2007. Also on December 17, the Company amended Mr. Palmer’s Northrop Grumman Corporation Supplemental Retirement Replacement Plan, which was filed as Exhibit 10(2) to the Company’s Form 10-Q for the quarter ended June 30, 2007. The amendments in both cases were made to address the impact of Section 409A of the U.S. Internal Revenue Code. The Amendment to Letter Agreement, attached hereto as Exhibit 10.3, is effective as of January 1, 2008. The Northrop Grumman Supplemental Retirement Replacement Plan, as Restated, is restated effective January 1, 2008 and is attached hereto as Exhibit 10.4. The foregoing summaries of the various agreements and amendments do not purport to be complete. Reference should be made to the various agreements and amendments attached as Exhibits to this Form 8-K for an understanding of their terms and provisions.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 10.1	Form of Northrop Grumman Corporation January 2009 Special Agreement effective as of January 1, 2009 (incorporated by reference to Exhibit 10.1 to Northrop Grumman Corporation Form 8-K dated November 7, 2008, filed November 13, 2008)

Exhibit 10.2	Letter Agreement dated December 17, 2008 between Northrop Grumman Corporation and Ronald D. Sugar relating to termination of Employment Agreement dated February 19, 2003 between Dr. Sugar and Northrop Grumman Corporation

Exhibit 10.3	Amendment to Letter Agreement between Northrop Grumman Corporation and James F. Palmer dated December 17, 2008

Exhibit 10.4	Northrop Grumman Supplemental Retirement Replacement Plan, as Restated, dated January 1, 2008 between Northrop Grumman Corporation and James F. Palmer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Stephen D. Yslas

Stephen D. Yslas
Corporate Vice President, Secretary and Deputy General Counsel
Date: December 19, 2008

EXHIBIT INDEX

Exhibit No.	Description

EXH 10.1	Form of Northrop Grumman Corporation January 2009 Special Agreement effective as of January 1, 2009 (incorporated by reference to Exhibit 10.1 to Northrop Grumman Corporation Form 8-K dated November 7, 2008, filed November 13, 2008)

EXH 10.2	Letter Agreement dated December 17, 2008 between Northrop Grumman Corporation and Ronald D. Sugar relating to termination of Employment Agreement dated February 19, 2003 between Dr. Sugar and Northrop Grumman Corporation

EXH 10.3	Amendment to Letter Agreement between Northrop Grumman Corporation and James F. Palmer dated December 17, 2008

EXH 10.4	Northrop Grumman Supplemental Retirement Replacement Plan, as Restated, dated January 1, 2008 between Northrop Grumman Corporation and James F. Palmer

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